UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Texas Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TEXAS INDUSTRIES, INC.

1341 W. Mockingbird Lane, Suite 700W, Dallas, TX 75247

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Tuesday,

October 21, 2008

You can view the Annual Report and Proxy Statement for Texas Industries, Inc. on the Internet: http://bnymellon.mobular.net/bnymellon/txi

TEXAS INDUSTRIES, INC.

If you want to receive a paper or e-mail copy of these documents, you must request them. Such documents will be mailed to you at no charge. Please make sure you request a copy as instructed below on or before October 8, 2008 to faclitate a timely delivery.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Dear Shareholder:

The 2008 Annual Meeting of Shareholders of Texas Industries, Inc. (the “Company”) will be held at The Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, on Tuesday, October 21, 2008, at 9:30 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	to elect two directors to terms expiring in 2011;
(2)	to approve the selection of Ernst & Young LLP as the Company’s independent auditors;
(3)	to consider a shareholder proposal regarding a sustainability report if such proposal is properly presented at the meeting; and
(4)	to transact any other business properly brought before the meeting.

Management recommends a vote “FOR” Items 1 and 2.

Management recommends a vote “AGAINST” Item 3.

The Board of Directors has fixed the close of business on August 22, 2008 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number.	ð	CONTROL NUMBER
ß

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, http://investorrelations.txi.com/events.cfm.

The following Proxy Materials are available for you to review online at:

http://bnymellon.mobular.net/bnymellon/txi

•	the Company’s 2008 Proxy Statement;
•	the Proxy Card;
•	the Company’s Annual Report for the year ended May 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/txi. You may also request paper copies of the proxy materials relating to all future shareholder meetings.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Texas Industries, Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/txi

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site.

On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.